UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2007

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
As previously announced, on September 27, 2007 Smith Micro Software, Inc. (the “Company”) adjourned its Special Meeting of Stockholders to October 11, 2007 in order to allow additional time to solicit proxies from stockholders who had not yet voted on the proposal to approve an amendment and restatement of the Company’s 2005 Stock Option/Stock Issuance Plan to increase the maximum number of shares of common stock that may be issued under the Plan.
On October 11, 2007 the Special Meeting of Stockholders was reconvened, at which time the Company’s stockholders approved the proposal.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: October 22, 2007	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer